UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 5, 2012 (June 28, 2012)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609
(Address of principal executive offices)	(Zip Code)

(248) 750-1015 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            On June 28, 2012, pursuant to the terms of a Patent Purchase Agreement made by and between HPIL HOLDING (“HPIL”) and GIOTOS Limited (“GIOTOS”), HPIL acquired a portfolio of Patents rights from GIOTOS in exchange for 100,000,000 shares of common stock. GIOTOS is a company owned and controlled by Mr. Louis Bertoli.

            A copy of the Purchase Agreement is attached to this Form 8-K and will be filed as an exhibit with the next Form 10-Q filed by HPIL.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

            d.         Exhibits

                        99.4     Purchase Agreement made by and between HPIL HOLDING and GIOTOS Limited dated June 28, 2012.

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EXHIBIT INDEX

Exhibit No.                             Document Description

99.4                                                                             Purchase Agreement made by and between HPIL HOLDING and GIOTOS Limited dated June 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2012

HPIL HOLDING

(Registrant)

By:       /s/ Nitin Amersey

            Nitin Amersey, Chief Financial Officer Director, Treasurer and Corporate Secretary